ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF

Schedule of Investments

March 31, 2020 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 99.5%

Equity Fund – 99.5%
Invesco QQQ Trust Series 1(a)	75,400	$14,356,160
iShares Edge MSCI USA Momentum Factor ETF(a)	129,377	13,776,063

Total Exchange Traded Funds
(Cost $32,889,894)		28,132,223

MONEY MARKET FUND – 0.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.56%(b) (Cost $125,506)	125,506	125,506

REPURCHASE AGREEMENTS – 45.1%(c)
Citigroup Global Markets, Inc., dated 03/31/20, due 04/01/20, 0.02%, total to be received $2,971,273, (collateralized by various U.S. Government Agency Obligations, 2.00%-11.00%, 04/15/20-01/01/59, totaling $3,022,603)	$2,971,271	2,971,271
Daiwa Capital Markets America, dated 03/31/20, due 04/01/20, 0.02%, total to be received $2,971,273, (collateralized by various U.S. Government Agency Obligations, 1.88%-6.50%, 03/01/22-03/01/52, totaling $3,021,832)	2,971,271	2,971,271
HSBC Securities USA, Inc., dated 03/31/20, due 04/01/20, 0.01%, total to be received $2,971,272, (collateralized by various U.S. Government Agency Obligations, 2.50%-8.00%, 02/01/30-03/01/56, totaling $3,022,472)	2,971,271	2,971,271
JP Morgan Securities LLC, dated 03/31/20, due 04/01/20, 0.01%, total to be received $880,761, (collateralized by various U.S. Government Agency Obligations, 2.88%, 11/30/23, totaling $890,568)	880,761	880,761
RBC Dominion Securities, Inc., dated 03/31/20, due 04/01/20, 0.01%, total to be received $2,971,272, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.13%, 07/15/20-02/20/50, totaling $3,022,698)	2,971,271	2,971,271
Total Repurchase Agreements
(Cost $12,765,845)		12,765,845

Total Investments – 145.0%
(Cost $45,781,245)		41,023,574
Liabilities in Excess of Other Assets – (45.0%)		(12,732,020)
Net Assets – 100.0%		$28,291,554

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $12,320,658; the aggregate market value of the collateral held by the fund is $12,765,845.
(b)	Rate shown reflects the 7-day yield as of March 31, 2020.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF

Schedule of Investments (continued)

March 31, 2020 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$28,132,223	$–	$–	$28,132,223
Money Market Fund	125,506	–	–	125,506
Repurchase Agreements	–	12,765,845	–	12,765,845
Total	$28,257,729	$12,765,845	$–	$41,023,574

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Equity Fund	99.5%
Money Market Fund	0.4
Repurchase Agreements	45.1
Total Investments	145.0
Liabilities in Excess of Other Assets	(45.0)
Net Assets	100.0%